UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2018

WPX Energy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (855) 979-2012
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events

Item 9.01. Financial Statements and Exhibits

SIGNATURE

INDEX TO EXHIBITS

EX-12

EX-23.1

EX-99.1
EX-99.2
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT
Item 8.01. Other Events
As noted in our Quarterly Report on Form 10-Q for the period ended March 31, 2018, we sold our properties in the San Juan Basin's Gallup oil play. In addition, we sold our natural gas-producing properties in the San Juan Basin in December 2017. As a result of these divestments, we no longer have operations in the San Juan Basin. In our Form 10-Q for the quarterly period ended March 31, 2018, we reported the results of operations and financial position of our San Juan Basin operations as discontinued operations.
In this filing, we have recast certain historical financial information originally included in our Annual Report on Form 10-K for the year ended December 31, 2017, to reflect the reclassification of our San Juan Basin operations as discontinued operations. In addition, we have recast the Consolidated Statements of Cash Flows for the retrospective adoption of Accounting Standards Update 2016-18.
The following Items of the Form 10-K have been recast for the items described above, to the extent applicable, and are filed or furnished as exhibits to this Current Report on Form 8-K:

•	Exhibit 12 Computation of Ratio of Earnings to Fixed Charges

•	Exhibit 99.1

◦	Item 6. Selected Financial Data

◦	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

◦	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

◦	Item 8. Financial Statements and Supplementary Data

•	Exhibit 99.2. Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2017

•	Exhibit 101.INS — XBRL Instance Document.

•	Exhibit 101.SCH — XBRL Taxonomy Extension Schema.

•	Exhibit 101.CAL — XBRL Taxonomy Extension Calculation Linkbase.

•	Exhibit 101.DEF — XBRL Taxonomy Extension Definition Linkbase.

•	Exhibit 101.LAB — XBRL Taxonomy Extension Label Linkbase.

•	Exhibit 101.PRE — XBRL Taxonomy Extension Presentation Linkbase.

The recast Items of the Form 10-K have been updated as described above. We have not otherwise updated for activities or events occurring after the date we filed our Form 10-K other than those disclosed in Note 3 and Note 17 of Notes to Consolidated Financial Statements. This Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended March 31, 2018.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENT FOR
PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995
Certain matters contained in this report include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters.
All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	amounts and nature of future capital expenditures;

•	expansion and growth of our business and operations;

•	financial condition and liquidity;

•	business strategy;

•	estimates of proved oil and natural gas reserves;

•	reserve potential;

•	development drilling potential;

•	cash flow from operations or results of operations;

•	acquisitions or divestitures;

•	seasonality of our business; and

•	crude oil, natural gas and NGL prices and demand.
Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•
availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future oil and natural gas reserves), market demand, volatility of prices and the availability and cost of capital;

•
inflation, interest rates, fluctuation in foreign exchange and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	the strength and financial resources of our competitors;

•	development of alternative energy sources;

•	the impact of operational and development hazards;

•
costs of, changes in, or the results of laws, government regulations (including climate change regulation and/or potential additional regulation of drilling and completion of wells), environmental liabilities, litigation and rate proceedings;

•	changes in maintenance and construction costs;

•	changes in the current geopolitical situation;

•	our exposure to the credit risk of our customers;

•	risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	risks associated with future weather conditions;

•	acts of terrorism;

•	other factors described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and

•	additional risks described in our filings with the Securities and Exchange Commission (“SEC”).
All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. Forward-looking statements speak only as of the date they are made. We disclaim any obligation to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
In addition to causing our actual results to differ, the factors listed above and referred to below may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions or otherwise.
Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. For a detailed discussion of those factors, see Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2017.

Item 9.01. Financial Statements and Exhibits
(a) None
(b) None
(c) None
(d) Exhibits

Exhibit No.	Description

12*	Computation of Ratio of Earnings to Fixed Charges

23.1*	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

99.1*
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the year ended December 31, 2017)

99.2*	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2017

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase

101.DEF*	XBRL Taxonomy Extension Definition Linkbase

101.LAB*	XBRL Taxonomy Extension Label Linkbase

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPX ENERGY, INC.
(Registrant)

By:	/s/ Stephen L. Faulkner
Stephen L. Faulkner
Controller (Principal Accounting Officer)
Date: May 7, 2018

INDEX TO EXHIBITS

Exhibit No.	Description

12*	Computation of Ratio of Earnings to Fixed Charges

23.1*	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

99.1*
Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the year ended December 31, 2017)

99.2*	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2017

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase

101.DEF*	XBRL Taxonomy Extension Definition Linkbase

101.LAB*	XBRL Taxonomy Extension Label Linkbase

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase
__________

*	Filed herewith.